UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PJT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2022, the Board of Directors (the “Board”) of PJT Partners Inc. (the “Company”) appointed K. Don Cornwell as a director of the Company, effective January 20, 2023. The appointment of Mr. Cornwell increases the size of the Board to seven members. The Board has designated Mr. Cornwell as a Class II director who will stand for election by the Company’s shareholders at the Company’s Annual Meeting to be held in 2023.

Mr. Cornwell joined the Company in February 2015 as one of its earliest partners and played an integral role in building out the Company’s Strategic Advisory business while also advising on some of the most significant gaming, sports and entertainment deals in the industry. Prior to joining the Company, he had an 18-year career at Morgan Stanley in the Mergers and Acquisitions Group, where he led its sports practice. Prior to Morgan Stanley, Mr. Cornwell worked at McKinsey & Co. as a management consultant and in corporate development for the National Football League.

Mr. Cornwell also serves on the Board of Trustees of Harlem Children’s Zone, East Harlem Tutorial Program, as well as the Board of Directors of New York Cares and VFiles Foundation. He earned his AB in government from Harvard University and his MBA from Stanford University’s Graduate School of Business.

In connection with his service as a director, Mr. Cornwell will receive the Company’s previously disclosed standard compensation for non-employee directors, as described in the “Compensation of Directors” section of the Company’s Proxy Statement for the 2022 annual meeting of stockholders of the Company, which was filed with the Securities and Exchange Commission on March 16, 2022.

A press release announcing the appointment of Mr. Cornwell as a director, as described above, is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Press release of PJT Partners Inc. issued on August 8, 2022.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.
By:	/s/ David A. Travin
Name: David A. Travin
Title: General Counsel

Date: August 8, 2022